Exhibit 10.20

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT, (this “Agreement”) dated as of February 12, 2013, by and between BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC, a Texas limited liability company (the “Company”), and PLATINUM PARTNERS BLACK ELK OPPORTUNITIES FUND LLC, a Delaware limited liability company (“PPBE”).

BACKGROUND

WHEREAS, PPBE has agreed to contribute to the Company, upon the terms and subject to the conditions set forth in this Agreement, $7,500,000 (the “Capital Contribution”); and

WHEREAS, as consideration for the Capital Contribution, the Company shall issue to PPBE Class E Preferred Units and Class B Units, as described in Section 2.

NOW, THEREFORE, incorporating the foregoing herein, and in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Contribution. Subject to the terms and conditions of this Agreement, including Section 3, PPBE hereby agrees to make the Capital Contributions to the Company on the date hereof and the Company hereby agrees to accept from PPBE the Capital Contribution. PPBE shall make the Capital Contribution to the Company by wire transfer of immediately available funds to such account as the Company shall notify PPBE.

2. Issuance of Units. In consideration of the Capital Contribution, the Company shall issue and deliver to PPBE (a) 7,500,000 Class E Preferred Units having such rights, preferences and privileges as set forth in the Company’s Second Amendment and Restated Operating Agreement, dated as of July 13, 2009, as amended by the First Amendment thereto dated as of August 19, 2010, by the Second Amendment thereto dated as of May 31, 2011, by the Third Amendment thereto dated as of January 25, 2013 and by the Fourth Amendment thereto dated as of February 12, 2013 (as so amended, the “Operating Agreement”), and (b) 570,000 Class B Units, having such rights, preferences and privileges as set forth in the Operating Agreement. Upon the issuance of such Class E Preferred Units and such Class B Units, the Company shall deliver to PPBE a cross receipt in substantially the form of Exhibit A attached hereto evidencing such issuance (the “Cross Receipt”). At PPBE’s direction the Class E Preferred Units and/or the Class B Units will be issued in the name of such other person or entity it may designate in writing to the Company.

3. Conditions to the Obligation of PPBE. The obligation of PPBE to make the Capital Contribution contemplated hereby is subject to the satisfaction (or waiver by PPBE) of the following conditions:

(a) the representations and warranties made by the Company hereunder shall be true and correct in all material respects as of the date of the Capital Contribution;

(b) the Company shall have executed and delivered to PPBE this Agreement; and

(c) the Company shall have executed and delivered a Cross Receipt with respect to the Capital Contribution.

4. Representations and Warranties.

4.1 PPBE represents and warrants to the Company as follows:

(a) PPBE is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on its business and to own or lease and to operate its properties as such business is conducted and such properties are owned, leased or operated. PPBE has the power and authority to execute, deliver and perform this Agreement and all agreements and documents contemplated hereby (the “Ancillary Documents”) and to consummate the transactions contemplated hereby and thereby.

(b) The execution and delivery by PPBE of this Agreement and the Ancillary Documents, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action of PPBE. PPBE has duly executed and delivered this Agreement and the Ancillary Documents and this Agreement and the Ancillary Documents constitute legal, valid and binding agreements of PPBE, enforceable against it in accordance with their terms, subject to applicable federal and state bankruptcy and insolvency laws affecting generally the rights of creditors.

(c) The execution, delivery and performance by PPBE of this Agreement and the Ancillary Documents, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with, result in a breach or violation of, or constitute a default under, (i) the certificate of formation, limited liability company agreement or other organizational documents of PPBE, (ii) any law, regulation or court order applicable to PPBE or (iii) any contract, license, lease commitment or other agreement to which PPBE or is a party or by which PPBE or any of its assets may be bound or affected.

(d) PPBE is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in order for it to execute, deliver or perform any of its obligations under this Agreement or the Ancillary Documents.

4.2 The Company represents and warrants to PPBE as follows:

(a) The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Texas with full power and authority to carry on its business and to own or lease and to operate its properties as such business is conducted and such properties are owned, leased or operated. The Company has the power and authority to execute, deliver and perform this Agreement and the Ancillary Documents and to consummate the transactions contemplated hereby and thereby.

(b) The execution and delivery by the Company of this Agreement and the Ancillary Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action of the Company. The Company has duly executed and delivered this Agreement and the Ancillary Documents, and this Agreement and the Ancillary Documents constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, subject to applicable federal and state bankruptcy and insolvency laws affecting generally the rights of creditors.

(c) The execution, delivery and performance by the Company of this Agreement and the Ancillary Documents, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with, result in a breach or violation of, or constitute a default under, (i) the certificate or articles of formation or organization or other organizational documents of the Company, (ii) any law, regulation or court order applicable to the Company or (iii) any contract, license, lease commitment or other agreement to which the Company is a party or by which the Company or its assets may be bound or affected.

(d) The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in order for it to execute, deliver or perform any of its obligations under this Agreement or the Ancillary Documents or issue the Class E Preferred Units or the Class B Units in accordance with the terms hereof.

(e) There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its equity interests.

5. Further Assurances. Each of the parties hereto shall, at its own expense, from time to time upon the request of the other, execute and deliver, or cause to be executed and delivered, at such times as may reasonably be requested by the other party, such other documents, certificates and instruments and take such actions as the other party deems reasonably necessary to consummate more fully the transactions contemplated by this Agreement.

6. Miscellaneous.

6.1 Entire Agreement. This Agreement and the Ancillary Documents delivered by the parties pursuant to this Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements, understandings and negotiations, whether written or oral, with respect to the subject matter of this Agreement.

6.2 Notices. Unless otherwise provided for herein, notices and other communications required or permitted hereunder shall be in writing to the parties and addresses below and shall be delivered by certified mail return receipt requested or express mail and also via facsimile. Such notice shall be deemed to have been received on the date delivered.

If to the Company:

Black Elk Energy Offshore Operations, LLC

11451 Katy Freeway, Suite 500

Houston, Texas 77079

Telephone: (281) 598-8600

Facsimile: (281) 598-8601

Attn: John Hoffman

With a copy to:

Liskow & Lewis

1001 Fannin Street, Suite 1800

Houston, Texas 77002

Telephone: (713) 651-2984

Facsimile: (713) 651-2908

Attn: John T. Bradford

If to PPBE:

c/o Platinum Partners Value Arbitrage Fund, LP

Carnegie Hall Tower

152 West 57th Street, 4th Floor

New York, New York 10019

Telephone: (212) 582-2222

Facsimile: (212) 582-2424

Attn: David Levy

With a copy to:

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174-0208

Telephone: (212) 885-5431

Facsimile: (917) 332-3065

Attn: Eliezer M. Helfgott

6.3 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

6.4 Governing Law. This Agreement and the documents, agreements and instruments contemplated hereunder (unless expressly stated therein to the contrary) shall be construed and interpreted in accordance with the laws of the State of New York, without regard to conflicts of law or choice of law principles thereof.

6.5 SUBMISSION TO JURISDICTION.

(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS EXCLUSIVE AND PRECLUDES A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.

6.6 WAIVER OF JURY. EACH PARTY HEREBY (A) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN; (B) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 6.6.

[Signature Page Follows]

IN WITNESS WHEREOF, intending to be legally bound hereby, each of the parties hereto has caused this Agreement to be duly executed by an authorized officer as of the date first above written.

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ John Hoffman
Name: John Hoffman Title: President and CEO

PLATINUM PARTNERS BLACK ELK OPPORTUNITIES FUND LLC

By:	/s/ David Levy
Name: David Levy Title: Portfolio Manager

[Signature Page to Contribution Agreement]

EXHIBIT A

Form of Cross Receipt

Reference is made to that certain Contribution Agreement, dated as of February 12, 2013 (amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), between Black Elk Energy Offshore Operations, LLC (the “Company”) and Platinum Partners Black Elk Opportunities Fund LLC (“PPBE”). Capitalized terms used by not defined herein shall have the meaning set forth in the Agreement.

The Company hereby acknowledges to PPBE that on February 12, 2013 (the “Issuance Date”) the Company received a Capital Contribution from PPBE in the amount of $7,500,000 and that on the Issuance Date the Company has issued to PPBE or to such person designated by PPBE 7,500,000 Class E Preferred Units and 570,000 Class B Units.

Dated: February 12, 2013	BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:
Name:
Title:

Acknowledgement

By this Acknowledgement, PPBE hereby acknowledges to the Company that it is deemed to have received on the Issuance Date the Class E Preferred Units and the Class B Units described above in exchange for the Capital Contribution described above.

Dated: February 12, 2013	PLATINUM PARTNERS BLACK ELK OPPORTUNITIES FUND LLC

By:
Name:
Title: